Available for Sale Securities and Other Investments	12 Months Ended
Nov. 30, 2019
Investments [Abstract]
Available for Sale Securities and Other Investments	Available for Sale Securities and Other Investments
The amortized cost, gross unrealized gains and losses and estimated fair value of investments classified as available for sale are as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
November 30, 2018
Bonds and notes:
U.S. government securities	$1,073,038	$1	$183	$1,072,856
Residential mortgage-backed securities	211,209	376	1,067	210,518
Commercial mortgage-backed securities	16,068	—	426	15,642
Other asset-backed securities	111,447	1	578	110,870
Total Available for sale securities	$1,411,762	$378	$2,254	$1,409,886

Proceeds from the maturities and sales of available for sale securities during the twelve months ended November 30, 2019, were primarily invested in prime and government money market funds, which are classified as Cash and cash equivalents in the Consolidated Statement of Financial Condition at November 30, 2019.

At November 30, 2019 and 2018, the Company had other investments (classified as Other assets and Loans to and investments in associated companies) in which fair values are not readily determinable, aggregating $172.8 million and $230.0 million, respectively. Impairments of $5.5 million and $0.2 million were recognized on these investments during the twelve months ended November 30, 2019 and eleven months ended November 30, 2018, respectively. Realized gains of $13.8 million and $0.2 million were recognized on these investments during the twelve months ended November 30, 2019 and eleven months ended November 30, 2018, respectively. There were no unrealized gains or losses recognized on these investments during the twelve months ended November 30, 2019 and eleven months ended November 30, 2018.